Exhibit 10.30

2nd Amendment to the
Series A Loan Agreement

“Amendment”

of

between

NLS Pharmaceutics AG

Alter Postplatz 2

CH-6370 Stans

“Borrower”

and

Magnetic Rock Investment AG

c/o Ronald Hafner

“Lender”

(Borrower and Lender each a “Party”

collectively the “Parties”)

Amendment	2/3

WHEREAS

A.	The Borrower is a Swiss stock corporation with its registered office at Alter Postplatz 2, 6370 Stans, Switzerland, and company no. CHE-447.067.36 active in the area of developing and commercializing the active ingredient Mazindol for the treatment of ADHD.

B.	The Lender and the Borrower entered into a duly executed series A loan agreement, as amended in October 2020 (“Agreement”), whereas the Lender grants to the Borrower a loan in the amount of CHF 500’000.00 (“Loan Amount”).

C.	The maturity date for the repayment of the Loan Amount with accrued interest was set at 31 December 2020 (“Maturity Date”).

NOW, THEREFORE, the Parties agree as follows:

Any capitalized terms, if not defined otherwise in this Amendment, shall have the meaning as set forth in the Agreement.

1.	Extension of Maturity Date

The Maturity Date as set forth in section 6 of the Agreement shall be retrospectively extended from 31 December 2020 to 31 March 2021.

The Parties therefore confirm that no default interest as set forth in section 4.2 of the Agreement has accrued so far. In any case, the Lender waives any claim with regard to default interest.

2.	Governing law and jurisdiction

2.1.	Governing Law

This Amendment shall in all respects be governed by and construed in accordance with the substantive laws of Swiss law.

2.2.	Jurisdiction

All disputes arising out of or in connection with this Amendment, including disputes regarding its conclusion, validity, binding effect, amendment, breach, termination or rescission shall be subject to the exclusive jurisdiction of the ordinary courts of Zurich, canton of Zurich, Switzerland, venue being Zurich 1.

[signature page to follow]

Amendment	3/3

IN WITNESS WHEREOF, the Parties have signed this Amendment on the date first written above

Magnetic Rock Investment AG

/s/ Ronal Hafner
Name: Ronald Hafner	Name:
Function: Chairman of the Board	Function:

NLS Pharmaceutics AG

/s/ Alexander Zwyer	/s/ Ronald Hafner
Name: Alexander Zwyer	Name: Ronald Hafner
Function: Chairman of the Board	Function: Chairman of the Board